UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21903

Nuveen Global Value Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Potential for a High Level of Total Return from a Diversified Global
Portfolio Primarily Invested in Equity and Debt Securities

Annual Report

December 31, 2011

Nuveen Global Value
Opportunities Fund

JGV

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	9

Performance Overview	11

Report of Independent Registered Public Accounting Firm	12

Portfolio of Investments	13

Statement of Assets & Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Board Members & Officers	36

Annual Investment Management Agreement Approval Process	41

Reinvest Automatically Easily and Conveniently	49

Glossary of Terms Used in this Report	51

Additional Fund Information	55

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Global Value Opportunities Fund (JGV)

The Fund's investment portfolio is managed by Tradewinds Global Investors, LLC, a subsidiary of Nuveen Investments. David Iben, Emily Alejos and Michael Hart manage the Fund. Dave is Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, and has over 25 years of investment management experience. Emily Alejos, CFA, Managing Director and Portfolio Manager, has been a portfolio manager and senior consumer sector analyst at Tradewinds since 2007. Michael Hart, CFA, Senior Vice President and Portfolio Manager, has been a global securities analyst at Tradewinds since 2007 and a portfolio manager since 2008.

Here Dave Iben speaks about general economic and market conditions, the management strategy and performance of the Fund for the twelve-month period ending December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the end of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

Nuveen Investments

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, slipping 0.83% during 2011.

Global equities markets took a decidedly negative turn starting in late July, declining by over 15%, in part because of the downgrade by S&P of the long-term credit rating of the United States. Lacking a clear model to contextualize the historically unprecedented move, markets settled into a wide channel of volatility for the rest of the period. Equities dynamically rose and fell during this time on alternating positive and negative economic data, news flow regarding continuing European economic troubles and renewed global stimulus efforts.

The elevated volatility carried into the global bond markets as well. Erratic market movement often tracked inconsistent investor sentiment regarding rising peripheral eurozone bond yields, and fluctuating confidence in the political efforts to both reduce those yields and avoid contagion in core eurozone nations.

What key strategies were used to manage the Fund during this reporting period?

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing (selling) options and shorting a small position in equities.

Under normal circumstances, the Fund will invest approximately 80% of its managed assets in equities and the remainder in debt. This mix will be actively managed based on market conditions, and the portfolio can range from substantially all equity to substantially all debt as circumstances warrant. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling at levels that we believe are below their intrinsic value.

Over this period, we continued to focus on buying what we thought were good or improving business franchises from around the globe whose securities were selling below our measure of their intrinsic value. We found that the best value opportunities in the securities of those businesses that were the most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which have historically benefited from increased global demand, while we remained significantly underweight in the financials sector. During the period we maintained both our long and short equity exposures, and continued to write covered calls on selected long equity positions to enhance yield and expected total return. We also purchased put options on one stock in an attempt to benefit in the event its price declined.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 7/24/06.

**  Refer to Glossary of Terms Used in this Report for definitions.

How did the Fund perform over the twelve-month period?

The performance of JGV, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/11

	1-Year	5-Year	Since Inception*
JGV	-10.28%	4.72%	6.04%
Comparative Benchmark**	-4.00%	0.49%	2.93%
MSCI All Country World Index**	-6.86%	-1.41%	1.47%

For the twelve-month period ended December 31, 2011, the Fund underperformed its comparative benchmark and a general market index.

The largest detractor from relative performance in the period was the materials sector. Several precious metals mining companies detracted, declining on weakness in the spot prices of precious metals.

Cameco Corporation, the world's largest uranium producer, was the worst detractor from the portfolio's performance during the period. Ongoing troubling news regarding the stricken Fukushima Daiichi nuclear plant in Japan catalyzed extremely negative sentiment toward companies involved in the nuclear energy industry. It is our belief that nuclear power still meets important long-term global energy requirements, and we took advantage of the security's price decline to add to the Fund's holdings of this high quality nuclear energy-related company.

The Fund's top long equity performer was a member of the health care sector. Aetna Incorporated is one of the nationally dominant providers of health insurance in the U.S., with marked presence in the Commercial Group, Individual, Medicare, and Medicaid markets. The entire HMO industry reported strong first and second quarter results, significantly ahead of expectations due to lower utilization of health care services, primarily hospital procedures and stays.

The Fund's overall short equity position detracted slightly from performance for the period. The Fund's short exposure is concentrated in several companies that we characterize as members of the "contemporary nifty fifty" — high momentum growth companies that we believe are highly overvalued. Amongst this group, Urban Outfitters Incorporated contributed most to absolute performance, however, its gains were more than offset by the position in Chipotle Mexican Grill Incorporated. Separately, our covered call writing strategy contributed positively to the Fund's performance.

The Fund's fixed income positions also contributed positively to performance during the period. During 2011, bond yields remained at relatively low levels and the Funds fixed income contributions came in the form of individual selections. While overall fixed income exposure did not change much, a slight corporate bond exposure decrease was offset by a slight increase in asset-backed securities and the purchase of an emerging market government bond. With spreads tightening considerably since March 2009, it continues to be difficult to find value opportunities in this asset class, yet we continue to search for opportunities, and are finding developing markets particularly interesting.

Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Value Stock Risk. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Convertible Securities Risk. Convertible securities generally offer lower interest or divi- dend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price.

Counterparty Risk. To the extent that the Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due. This risk may be greater for lower-rated issuers.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund's quarterly distribution to shareholders increased during March and again in June. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008 or for the tax year ended December 31, 2006.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/11	JGV
Inception date	7/24/06
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$0.83
From long-term capital gains	0.18
From short-term capital gains	0.28
Return of capital	0.08
Total per share distribution	$1.37
Distribution rate on NAV	8.10%
Average annual total returns:
Excluding retained gain tax credit/refund**:
1-Year on NAV	-10.28%
5-Year on NAV	4.72%
Since inception on NAV	6.04%
Including retained gain tax credit/refund**:
1-Year on NAV	-10.28%
5-Year on NAV	4.89%
Since inception on NAV	6.20%

Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired 189,100 shares, representing approximately 1.0% of its shares outstanding.

During the twelve-month reporting period, the Fund did not repurchase and retire any of its outstanding common shares.

As of December 31, 2011, the Fund's share price was trading at a -0.89% discount to its NAV, compared with an average discount of -2.85% for the entire twelve-month period.

Nuveen Investments

JGV

Performance

OVERVIEW

(Unaudited)

Nuveen Global Value Opportunities Fund

  December 31, 2011

Portfolio Allocation (as a % of total investments)2,4

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview Page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2  Excluding common stocks sold short and investments in derivatives.

3  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008 or for the tax year ended December 31, 2006.

4  Holdings are subject to change.

5  Rounds to less than 0.1%

Fund Snapshot

Share Price	$16.76
Net Asset Value (NAV)	$16.91
Premium/(Discount) to NAV	-0.89%
Current Distribution Rate[1]	8.23%
Net Assets ($000)	$324,957

Country Allocation

(as a % of total investments)2,4

United States	34.6%
Canada	14.6%
South Africa	8.0%
France	6.5%
Japan	5.8%
Russia	3.6%
Egypt	3.1%
Brazil	3.0%
Venezuela	2.4%
Italy	2.4%
Australia	2.3%
South Korea	2.3%
Indonesia	1.9%
United Kingdom	1.7%
Finland	1.4%
Mexico	0.8%
Argentina	0.8%
Other	4.8%

Portfolio Composition

(as a % of total investments)2,4

Metals & Mining	22.8%
Oil, Gas & Consumable Fuels	14.0%
Electric Utilities	8.1%
Food & Staples Retailing	6.1%
Aerospace & Defense	6.1%
Diversified Telecommunication Services	4.5%
Communications Equipment	4.0%
Pharmaceuticals	3.6%
Food Products	3.5%
Road & Rail	2.9%
Residentials	2.8%
Short-Term Investments	4.8%
Other	16.8%

Average Annual Total Returns

(Inception 7/24/06)

	On Share Price	On NAV
1-Year	-11.00%	-10.28%
5-Year	5.91%	4.72%
Since Inception	5.58%	6.04%

Average Annual Total Returns3

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	-11.00%	-10.28%
5-Year	6.10%	4.89%
Since Inception	5.74%	6.20%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (hereinafter referred to as the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2012

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 79.0%
	Aerospace & Defense – 6.1%
990,000	Finmeccanica SPA	$3,661,978
89,400	Lockheed Martin Corporation, (11)	7,232,460
285,500	Thales S.A., (11)	9,016,007
	Total Aerospace & Defense	19,910,445
	Capital Markets – 1.4%
1,333,437	EFG – Hermes Holdings SAE, (5)	2,230,927
525,000	GP Investments Ltd	1,117,411
235,000	Uranium Participation Corporation, (2)	1,296,393
	Total Capital Markets	4,644,731
	Chemicals – 0.1%
42,600	Fertilizantes Heringer LTDA	253,510
	Commercial Banks – 1.3%
2,892,572	First Bank of Nigeria PLC	160,045
1,180,000	Sumitomo Mitsui Trust Holdings Incorporated	3,464,727
5,833,797	Zenith Bank PLC	437,804
	Total Commercial Banks	4,062,576
	Communications Equipment – 1.4%
978,000	Nokia Corporation, ADR, (11)	4,713,960
	Construction Materials – 1.0%
1,878,785	India Cements Limited, GDR	2,337,209
5,214,000	Luks Group Vietnam Holdings Company Limited	1,040,571
	Total Construction Materials	3,377,780
	Diversified Financial Services – 0.4%
139,000	Guoco Group Limited	1,293,964
	Diversified Telecommunication Services – 4.6%
170,645	KT Corporation, Sponsored ADR	2,668,888
117,500	Nippon Telegraph and Telephone Corporation, ADR	2,976,275
110,000	PT Telekomunikasi Indonesia Tbk, ADR	3,381,400
800,000	Telecom Egypt SAE, (5)	1,756,060
4,525,000	Telecom Italia S.p.A.	4,052,686
	Total Diversified Telecommunication Services	14,835,309
	Electric Utilities – 8.2%
383,542	Centrais Electricas Brasileiras S.A. PFD B ADR, (2)	5,561,359
36,306	Centrais Electricas Brasileiras S.A., ADR, (2)	352,531
32,403	Centrais Electricas Brasileiras S.A.	309,915
326,000	Electricite de France S.A	7,932,202
101,000	Exelon Corporation, (11)	4,380,370
1,131,300	Federal Hydrogenerating, GDR	3,450,465
411,400	Korea Electric Power Corporation, Sponsored ADR	4,517,172
8,750	Pampa Energia S.A., ADR, (2)	94,063
	Total Electric Utilities	26,598,077

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Electrical Equipment – 0.5%
61,750	Areva S.A.	$1,525,672
	Food & Staples Retailing – 6.1%
286,000	Kroger Co., (11)	6,926,920
218,600	Wal-Mart Stores, Inc., (11)	13,063,536
	Total Food & Staples Retailing	19,990,456
	Food Products – 1.3%
48,800	BrasilAgro Companhia Brasileira de Propriedades Agricoles	252,732
13,205	Cresud S.A.C.I.F.y.A., ADR	150,405
186,000	Tyson Foods, Inc., Class A, (11)	3,839,040
	Total Food Products	4,242,177
	Health Care Providers & Services – 2.8%
188,000	Aetna Inc., (11)	7,931,720
210,800	Profarma Distribuidora de Produtos Farmaceuticos S.A.	1,214,904
	Total Health Care Providers & Services	9,146,624
	Hotels, Restaurants & Leisure – 0.3%
70,659	Orascom Development Holding AG	1,079,481
	Household Durables – 1.2%
767,962	Oriental Weavers Group, (5)	3,834,081
	Independent Power Producers & Energy Traders – 0.1%
11,842	Huaneng Power International Inc., Sponsored ADR	248,919
118,000	Huaneng Power International Inc.	63,052
	Total Independent Power Producers & Energy Traders	311,971
	Insurance – 0.7%
130,000	MS & AD Insurance Group Holdings, Inc.	2,408,471
	Leisure Equipment & Products – 0.3%
16,600	Sankyo Company Ltd	840,029
	Marine – 0.7%
120,000	Stolt-Nielsen S.A.	2,407,685
	Metals & Mining – 20.7%
240,000	AngloGold Ashanti Limited, Sponsored ADR, (11)	10,188,000
306,600	Barrick Gold Corporation, (11)	13,873,650
239,815	Eastern Platinum Limited, (2)	127,117
38,320	First Uranium Corporation, (2)	6,206
10,081	Geovic Mining Corporation, (2)	1,633
754,000	Gold Fields Limited, (11)	11,498,500
1,192,501	Gran Colombia Gold Corporation, (2)	608,688
4,558	Impala Platinum Holdings Limited, Sponsored ADR, (5)	93,940
142,000	Impala Platinum Holdings Limited	2,943,766
4,830	Ivanhoe Mines Ltd., (2)	85,588
232,000	Kinross Gold Corporation	2,644,800
251,000	Newcrest Mining Limited	7,598,997
172,600	Newmont Mining Corporation, (11)	10,357,726
1,870,500	Polyus Gold International Limited, Sponsored GDR, (5)	5,517,975
20,550	Polyus Gold International Limited, Sponsored GDR	61,650
6,150,387	Village Main Reef Limited	1,561,872
	Total Metals & Mining	67,170,108

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 10.3%
125,000	Arch Coal Inc.	$1,813,750
546,000	Cameco Corporation	9,855,300
132,600	Chesapeake Energy Corporation, (11)	2,955,654
2,145	Gazprom OAO, ADR, (5)	22,911
270,749	Gazprom OAO, GDR	2,886,184
462,000	Nexen Inc.	7,350,420
29,000	Niko Resources Limited	1,372,928
17,684	Petrobras Argentina S.A., ADR	223,172
26,780	Petrobras Petroleo Brasileiro, Sponsored ADR	629,062
10,423,000	PT Medco Energi Internasional TBK	2,787,513
121,500	Suncor Energy, Inc., (11)	3,502,845
	Total Oil, Gas & Consumable Fuels	33,399,739
	Pharmaceuticals – 3.6%
65,000	AstraZeneca PLC, Sponsored ADR, (11)	3,008,850
7,352	EGIS Pharmaceutical PLC	534,416
171,200	Eli Lilly and Company, (11)	7,115,072
1,900,000	United Laboratories International Holdings Ltd	1,093,529
	Total Pharmaceuticals	11,751,867
	Real Estate Management & Development – 0.6%
678,289	Emaar Propoerties PJSC, (5)	476,720
106,494	Solidere, GDR, (5)	1,531,384
	Total Real Estate Management & Development	2,008,104
	Road & Rail – 2.9%
75,000	East Japan Railway Company	4,774,588
105,000	West Japan Railway Company	4,563,141
	Total Road & Rail	9,337,729
	Software – 0.9%
110,000	Microsoft Corporation, (11)	2,855,600
	Textiles, Apparel & Luxury Goods – 0.0%
2,506,000	China Hongxing Sports Limited (3), (6)	27,783
	Tobacco – 0.7%
142,200	Eastern Tobacco Co., (5)	2,196,445
	Wireless Telecommunication Services – 0.8%
12,193,000	SafariCom Limited	429,835
700	SK Telecom Company Limited, (5)	86,034
12,645	SK Telecom Company Limited, ADR	172,098
118,000	Turkcell Iletisim Hizmetleri A.S., ADR, (2)	1,387,680
93,406	Turkcell Iletism Hizmetleri SA	437,991
	Total Wireless Telecommunication Services	2,513,638
	Total Common Stocks (cost $278,024,443)	256,738,012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Mortgage-Backed Securities – 2.8%
	Residentials – 2.8%
$19,060	Fannie Mae Guaranteed REMIC Pass Through Certificates, Series 2011-16, (6)	4.000%	3/25/26	Aaa	$1,399,312
10,505	Fannie Mae Mortgage Interest Strips, Series 345-17, (I/O)	4.500%	5/01/20	Aaa	865,101
102	Fannie Mae Mortgage Pool 100195	2.771%	8/20/22	Aaa	102,753
16	Fannie Mae Mortgage Pool 708743	2.028%	6/01/33	Aaa	16,999

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Mortgage-Backed Securities (continued)
$55	Fannie Mae Mortgage Pool 713939	2.030%	4/01/33	Aaa	$57,601
119	Fannie Mae Mortgage Pool 776486	1.925%	3/01/34	Aaa	124,840
430	Fannie Mae Mortgage Pool 816594	1.921%	2/01/35	Aaa	449,140
1,814	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	3.500%	8/25/26	AAA	218,360
42	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI, (I/O)	4.500%	3/25/18	Aaa	201
511	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI, (I/O)	4.500%	5/25/19	Aaa	26,740
956	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation	2.482%	1/01/33	Aaa	1,006,154
47	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation	2.578%	2/01/33	Aaa	47,101
47	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Series 2595, (I/O)	5.000%	6/15/21	Aaa	35
45	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640, (I/O)	4.500%	8/15/17	Aaa	1,058
140	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA, (I/O)	4.500%	3/15/18	Aaa	1,983
264	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890,, Class KI, (I/O)	4.500%	2/15/19	Aaa	10,687
486	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI, (I/O)	4.500%	1/15/19	Aaa	25,795
182	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI, (I/O)	4.500%	5/15/18	Aaa	14,789
47	Federal Home Loan Mortgage Corporation, Pool 789045	2.500%	2/01/32	Aaa	48,502
4,682	Freddie Mac Multiclass Certificates, Series 3804, (I/O), (6)	3.500%	2/15/25	Aaa	363,545
4,905	Freddie Mac Multiclass Certificates, Series 3855	3.500%	1/15/25	Aaa	338,693
12,304	Freddie Mac, REMIC, (6)	3.500%	3/15/26	Aaa	1,188,142
1,660	Freddie Mac, REMIC, (I/O), (6)	3.500%	5/15/26	Aaa	219,828
18,233	Freddie Mac, REMIC	3.500%	11/15/20	Aaa	1,433,125
1,180	GNMA Mortgage Pool 081832	3.000%	1/20/37	Aaa	1,232,015
77,832	Total Residentials				9,192,499
$77,832	Total Mortgage-Backed Securities (cost $11,413,116)				9,192,499
Shares	Description (1)	Coupon		Ratings (4)	Value
	Convertible Preferred Securities – 0.9%
	Communications Equipment – 0.9%
4,800	Lucent Technologies Capital Trust I	7.750%		B3	$2,934,000
	Total Convertible Preferred Securities (cost $2,911,198)				2,934,000
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 4.9%
	Communications Equipment – 1.7%
$6,250	Lucent Technologies Inc., Series B	2.750%	6/15/25	B	$5,484,375
	Metals & Mining – 2.3%
6,635	First Uranium Corporation	4.250%	6/30/12	N/R	4,168,245
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	3,382,400
11,115	Total Metals & Mining				7,550,645
	Oil, Gas & Consumable Fuels – 0.9%
1,100	Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	4.000%	3/20/16	B+	899,051
3,950	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,831,813
5,050	Total Oil, Gas & Consumable Fuels				2,730,864
$22,415	Total Convertible Bonds (cost $20,596,446)				15,765,884
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 6.2%
	Commercial Banks – 0.2%
$900	Ukraine Export-Import Bank Loan Participation with Credit Suisse International	8.400%	2/09/16	B1	$618,192

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Construction Materials – 0.8%
$1,300	C10 Capital (SPV) Limited, 144A	6.722%	12/18/56	B+	$669,500
3,650	Cemex C5 Capitol Special Purpose Vehicle Limited, Series 2006, 144A	4.855%	N/A (7)	B+	1,843,250
4,950	Total Construction Materials				2,512,750
	Food Products – 2.3%
7,470	Dean Foods Company	7.000%	6/01/16	B2	7,376,625
	Oil, Gas & Consumable Fuels – 2.9%
4,050	Petroleos de Venezuela S.A.	4.900%	10/28/14	B+	3,169,125
6,450	Petroleos de Venezuela S.A.	5.000%	10/28/15	B+	4,595,625
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	1,880,000
12,500	Total Oil, Gas & Consumable Fuels				9,644,750
	Paper & Forest Products – 0.0%
2,000	Bowater Inc. (3), (6)	9.500%	10/15/12	N/R	60,000
$27,820	Total Corporate Bonds (cost $20,436,868)				20,212,317
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Structured Notes – 0.8%
	Diversified Financial Services – 0.8%
$3,845	JP Morgan Chase & Company Reverse Exchangeable Notes, Linked to the Common Stock of Cameco Corporation	10.900%	5/18/12	N/R	$2,724,183
$3,845	Total Structured Notes (cost $3,845,000)				2,724,183
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Sovereign Debt – 1.3%
	Argentina – 0.7%
$3,000	Province of Buenos Aires, 144A	10.875%	1/26/21	B3	$2,257,500
	Belarus – 0.6%
2,050	Republic of Belarus	8.750%	8/03/15	B-	1,793,750
$5,050	Total Sovereign Debt (cost $4,763,692)				4,051,250
Shares	Description (1)				Value
	Warrants – 0.0%
	Metals & Mining – 0.0%
349,467	Gran Colombia Gold Corporation				$53,170
	Total Warrants (cost $264,575)				53,170
Shares	Description (1)				Value
	Equity Linked Certificates – 0.0% (8)
	Wireless Telecommunication Services – 0.0%
29,000	CLSA Asian Securities Program, Equity Linked Note, Pantaloon Retail (India) Limited, 144A				$72,271
	Total Equity Linked Certificates (cost $202,765)				72,271

Nuveen Investments

JGV

Nuveen Global Value Opportunities Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.9%
$15,776	Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $15,775,873, collateralized by $15,025,000 U.S. Treasury Notes, 2.250%, due 7/31/18, value $16,095,531	0.010%	1/03/12	$15,775,855
	Total Short-Term Investments (cost $15,775,855)			15,775,855
	Total Investments (cost $358,233,958) – 100.8%			327,519,441

Shares	Description (1)	Value
	Common Stocks Sold Short – (5.0)%
	Beverages – (0.2)%
(6,000)	Monster Beverage Corporation	$(552,840)
	Chemicals – (0.5)%
(24,500)	Sigma-Aldrich Corporation	(1,530,270)
	Computers & Peripherals – (0.3)%
(2,300)	Apple, Inc., (2)	(931,500)
	Hotels, Restaurants & Leisure – (2.3)%
(8,700)	Chipotle Mexican Grill, (2)	(2,938,338)
(20,700)	Panera Bread Company, (2)	(2,928,015)
(36,500)	Starbucks Corporation	(1,679,365)
	Total Hotels, Restaurants & Leisure	(7,545,718)
	Internet & Catalog Retail – (0.5)%
(10,100)	Amazon.com, Inc., (2)	(1,748,310)
	Software – (0.3)%
(8,300)	Salesforce.com, Inc., (2)	(842,118)
	Specialty Retail – (0.9)%
(47,000)	Tiffany & Co.	(3,114,220)
	Total Common Stocks Sold Short (proceeds $11,471,340)	(16,264,976)
	Other Assets Less Liabilities – 4.2% (9)	13,702,656
	Net Assets – 100%	$324,957,121

Investments in Derivatives at December 31, 2011

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (10)	Expiration Date	Strike Price	Value
	Put Options Purchased – 0.0%
67	Autozone Inc.	$1,340,000	1/21/12	$200.0	$670
67	Total Put Options Purchased (premiums paid $150,006)	$1,340,000			670

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (10)	Expiration Date	Strike Price	Value
	Call Options – (1.5)%
(1,880)	Aetna Inc.	$(6,580,000)	1/21/12	$35.0	$(1,358,300)
(1,035)	Anglogold Limited	(4,657,500)	1/21/12	45.0	(46,575)
(130)	Anglogold Limited	(650,000)	1/21/12	50.0	(975)
(650)	Astrazeneca PLC	(3,250,000)	1/21/12	50.0	(4,875)
(1,533)	Barrick Gold Corporation	(7,665,000)	1/21/12	50.0	(32,960)
(476)	Chesapeake Energy Corporation	(1,190,000)	1/21/12	25.0	(7,854)

Nuveen Investments

Investments in Derivatives at December 31, 2011 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (10)	Expiration Date	Strike Price	Value
(850)	Chesapeake Energy Corporation	$(2,550,000)	1/21/12	$30.0	$(2,975)
(1,712)	Eli Lilly & Company	(5,992,000)	1/21/12	35.0	(1,138,480)
(1,010)	Exelon Corporation	(4,292,500)	1/21/12	42.5	(126,250)
(110)	Gold Fields Limited	(165,000)	1/21/12	15.0	(7,425)
(1,200)	Gold Fields Limited	(1,920,000)	1/21/12	16.0	(27,000)
(2,370)	Gold Fields Limited	(4,147,500)	1/21/12	17.5	(5,925)
(2,860)	Kroger Company	(6,435,000)	1/21/12	22.5	(514,800)
(894)	Lockheed Martin Corporation	(7,152,000)	1/21/12	80.0	(172,095)
(1,100)	Microsoft Corporation	(3,300,000)	1/21/12	30.0	(1,650)
(1,125)	Newmont Mining Corporation	(6,468,750)	1/21/12	57.5	(376,875)
(4,020)	Nokia Corporation	(4,020,000)	1/21/12	10.0	(4,020)
(2,930)	Nokia Corporation	(3,662,500)	1/21/12	12.5	(2,930)
(1,215)	SunCor Energy Inc	(4,860,000)	1/21/12	40.0	(3,645)
(12,665)	Thales SA	(35,462,000)	3/16/12	28.0	(16,392)
(1,860)	Tyson Foods Inc.	(3,255,000)	1/21/12	17.5	(585,900)
(1,093)	Wal-Mart Stores Inc.	(6,284,750)	1/21/12	57.5	(267,238)
(1,093)	Wal-Mart Stores Inc.	(6,558,000)	1/21/12	60.0	(77,603)
(43,811)	Total Call Options Written (premiums received $7,345,429)	$(130,517,500)			$(4,782,742)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (6)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  Equity Linked Certificates provide the price appreciation or depreciation of a single stock. These investments are used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process, and are similar to ADRs, except that a third party (not the equity issuer) is responsible for paying the stock returns under the note.

  (9)  Other Assets Less Liabilities includes the Value of derivative instruments as noted in Investments in Derivatives.

  (10)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (11)  Investment, or portion of investment, has been pledged as collateral for call options written.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2011

Assets
Investments, at value (cost $358,233,958)	$327,519,441
Put options purchased, at value (premiums paid $150,006)	670
Cash	156,771
Cash denominated in foreign currencies (cost $544,757)	538,024
Deposits with brokers	18,100,878
Receivables:
Dividends	199,085
Interest	813,068
Paydowns	4,705
Other assets	17,345
Total assets	347,349,987
Liabilities
Securities sold short, at value (proceeds $11,471,340)	16,264,976
Call options written, at value (premiums received $7,345,429)	4,782,742
Payables:
Dividends for securities sold short	13,630
Investments purchased	918,838
Accrued expenses:
Management fees	273,398
Other	139,282
Total liabilities	22,392,866
Net assets	$324,957,121
Shares outstanding	19,213,109
Net asset value per share outstanding	$16.91
Net assets consist of:
Shares, $.01 par value per share	$192,131
Paid-in surplus	361,104,484
Undistributed (Over-distribution of) net investment income	(1,099,508)
Accumulated net realized gain (loss)	(2,135,879)
Net unrealized appreciation (depreciation)	(33,104,107)
Net assets	$324,957,121
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2011

Investment Income
Dividends (net of foreign tax withheld of $565,489)	$7,190,052
Interest	5,914,026
Total investment income	13,104,078
Expenses
Management fees	3,596,824
Dividends on securities sold short	125,753
Shareholders' servicing agent fees and expenses	350
Custodian's fees and expenses	169,990
Trustees' fees and expenses	10,176
Professional fees	55,607
Shareholders' reports — printing and mailing expenses	93,262
Stock exchange listing fees	8,918
Investor relations expense	101,767
Other expenses	94,206
Total expenses before custodian fee credit	4,256,853
Custodian fee credit	(884)
Net expenses	4,255,969
Net investment income (loss)	8,848,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,532,867
Call options written	10,809,825
Securities sold short	(1,164,609)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,474,076)
Call options written	8,209,297
Put options purchased	(35,845)
Securities sold short	(622,649)
Net realized and unrealized gain (loss)	(47,745,190)
Net increase (decrease) in net assets from operations	$(38,897,081)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$8,848,109	$6,892,474
Net realized gain (loss) from:
Investments and foreign currency	8,532,867	16,763,811
Call options written	10,809,825	15,476,270
Securities sold short	(1,164,609)	(2,280,396)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,474,076)	27,296,969
Call options written	8,209,297	(1,172,616)
Put options purchased	(35,845)	(113,491)
Securities sold short	(622,649)	(2,422,351)
Net increase (decrease) in net assets from operations	(38,897,081)	60,440,670
Distributions to Shareholders
From net investment income	(15,820,588)	(23,017,582)
From accumulated net realized gains	(8,826,012)	—
Return of capital	(1,559,833)	—
Increase (decrease) in net assets from distributions to shareholders	(26,206,433)	(23,017,582)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	561,645	350,608
Shares repurchased and retired	—	(96,908)
Net increase (decrease) in net assets from capital share transactions	561,645	253,700
Net increase (decrease) in net assets	(64,541,869)	37,676,788
Net assets at the beginning of period	389,498,990	351,822,202
Net assets at the end of period	$324,957,121	$389,498,990
Undistributed (Over-distribution of) net investment income at the end of period	$(1,099,508)	$(4,158,522)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions									Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Net Asset Value(c)
Year Ended 12/31:
2011	$20.30	$.46	$(2.48)	$(2.02)	$(.83)	$(.46)	$(.08)	$(1.37)	$—		$—	$16.91	$16.76	(11.00)%	(10.28)%
2010	18.35	.36	2.79	3.15	(1.20)	—	—	(1.20)	—	*	—	20.30	20.30	23.32	17.75
2009	13.15	.43	5.88	6.31	(.92)	(.19)	—	(1.11)	—	*	—	18.35	17.53	58.96	48.93
2008	19.85	.46	(5.27)	(4.81)	(.43)	(1.47)	—	(1.90)	.01		—	13.15	11.89	(26.03)	(24.85)
2007	20.41	.52	.89	1.41	(.38)	(1.59)	—	(1.97)	—		—	19.85	18.30	2.94	6.48

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Year Ended 12/31:
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007	$0.19

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)(e)
	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2011	$324,957	1.16%	2.41%	92%
2010	389,499	1.15%	1.90%	76
2009	351,822	1.16	2.70	38
2008	252,695	1.14	2.63	60
2007	384,149	1.10	2.51	76

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders of Record on	Based on Market Value	Based on Net Asset Value
Year Ended 12/31:
2011	N/A	(11.00)%	(10.28)%
2010	N/A	23.32	17.75
2009	N/A	58.96	48.93
2008	N/A	(26.03)	(24.85)
2007	December 31	3.99	7.49

(d)  Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets
Year Ended 12/31:
2011	.03%
2010	.02
2009	.02
2008	.03
2007	.03

(e)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

N/A  The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Global Value Opportunities Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

Effective January 1, 2011, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities and by opportunistically using leverage, primarily via writing (sell) call options and shorting a small position in equities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as level 2. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which generally represents a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have

Nuveen Investments

gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, there were no such outstanding purchase commitments.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and securities sold short are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation/(depreciation) of investments and foreign currency" on the Statement of Operations when applicable. The unrealized appreciation/(depreciation) resulting from changes in foreign exchange rates associated with call options written, put options purchased and securities sold short are recognized as a component of "Change in net appreciation/(depreciation) of call options written, put options purchased and securities sold short, respectively" on the Statement of Operations when applicable.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written '" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments

During fiscal year ended December 31, 2011, the Fund wrote covered call options on individual stocks held in its portfolio to enhance yield and expected total return while foregoing some upside potential of its stock portfolio, on its equity portfolio, and bought put options on one stock to benefit in the event its price declined.

The Fund did not purchase call options or write put options during the fiscal year ended December 31, 2011. The average notional amounts of put options purchased and call options written during the fiscal year ended December 31, 2011, were as follows:

Average notional amount of put options purchased*	$1,340,000
Average notional amount of call options written*	$(151,718,650)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions and is recognized as "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$238,963,752	$17,746,477	$27,783	$256,738,012
Mortgage-Backed Securities	—	6,021,672	3,170,827	9,192,499
Convertible Preferred Securities	—	2,934,000	—	2,934,000
Convertible Bonds	—	15,765,884	—	15,765,884
Corporate Bonds	—	20,152,317	60,000	20,212,317
Structured Notes	—	2,724,183	—	2,724,183
Sovereign Debt	—	4,051,250	—	4,051,250
Warrants	53,170	—	—	53,170
Equity Linked Certificates	—	72,271	—	72,271
Short-Term Investments	—	15,775,855	—	15,775,855
Common Stock Sold Short	(16,264,976)	—	—	(16,264,976)
Derivatives:
Put Options Purchased	670	—	—	670
Call Options Written	(4,782,742)	—	—	(4,782,742)
Total	$217,969,874	$85,243,909	$3,258,610	$306,472,393

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

	Level 3 Common Stocks	Level 3 Mortgage-Backed Securities	Level 3 Corporate Bonds	Level 3 Total
Balance at the beginning of year	$—	$134,827	$8,205,039	$8,339,866
Gains (losses):
Net realized gains (losses)	—	(760,616)	367,764	(392,852)
Net change in unrealized appreciation (depreciation)	—	(523,627)	(142,111)	665,738
Purchases at cost	—	4,452,969	—	4,452,969
Sales at proceeds	—	(31,076)	(8,466,000)	(8,497,076)
Net discounts (premiums)	—	1,103	95,308	96,411
Transfers in to	27,783	—	—	27,783
Transfers out of	—	(102,753)	—	(102,753)
Balance at the end of year	$27,783	$3,170,827	$60,000	$3,258,610
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of December 31, 2011	$(278,519)	$(522,587)	$60,000	$(741,106)

During the fiscal year ended December 31, 2011, the Fund recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$670	Call options written, at value	$4,782,742

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$10,809,825
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$8,209,297
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased
Risk Exposure
Equity Price	$(35,845)

4. Fund Shares

Transactions in shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	28,831	18,138
Shares repurchased and retired	—	(6,300)
Weighted average:
Price per share repurchased and retired	$—	$15.25
Discount per share repurchased and retired	—	19.28%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2011, aggregated $318,175,260 and $312,082,749, respectively.

Transactions in call options written during the fiscal year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	59,490	$13,106,998
Call options written	56,323	9,830,571
Call options terminated in closing purchase transactions	(16,968)	(3,941,928)
Call options expired	(41,618)	(1,368,587)
Call options exercised	(13,416)	(10,281,625)
Outstanding, end of the year	43,811	$7,345,429

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies ("PFIC"), the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$360,408,591
Gross unrealized:
Appreciation	$17,094,484
Depreciation	(49,983,634)
Net unrealized appreciation (depreciation) of investments	$(32,889,150)

Permanent differences, primarily due to tax basis earnings and profits adjustments, return of capital distributions, foreign currency reclassifications, complex securities character adjustments, investments in PFICs, investments in interest-only mortgage backed securities, paydown adjustments, bond premium amortization adjustments and distribution character reclassifications, resulted in reclassifications among the Fund's components of net assets at December 31, 2011, the Fund's tax year-end as follows:

Paid-in surplus	$(7,135,188)
Undistributed (Over-distribution of) net investment income	18,857,505
Accumulated net realized gain (loss)	(11,722,317)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2011 and December 31, 2010, were designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income *	$21,245,339
Distributions from net long-term capital gains**	3,401,261
Return of capital	1,559,833
2010
Distributions from net ordinary income *	$23,017,582
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

**  The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011.

During the tax year ended December 31, 2011, the Fund utilized $7,135,188 of its capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund's tax year ended December 31, 2011, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Fund's tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$931,630
Late-year ordinary losses	28,494

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for the Fund was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Tradewinds Global Investors, LLC ("Tradewinds"), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund and its options strategy. Tradewinds is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings transactions (secured borrowings/lending agreements) as opposed to sales (purchases) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Tradewinds Global Investors, LLC (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund.

Nuveen Investments

Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.  The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had demonstrated generally satisfactory performance compared to its peers, falling within the first quartile for the three-year period and the third quartile over the one-year period.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a

Nuveen Investments

fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

3.  Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the

Nuveen Investments

Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor,

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Capital High Yield Index: An index that covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc. are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included). Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Barclay Capital U.S. Aggregate Bond Index: A measure that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Comparative Benchmark: A blended return comprised of 1) 80% MSCI All Country World Index; 2) 15% Barclays Capital U.S. Aggregate Bond Index; and 3) 5% Barclays Capital High Yield Index. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark or an index.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  MSCI All Country World Index: The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark or an index.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JGV	6.85%	26.42%

Foreign Taxes

The Fund paid qualifying foreign taxes of $538,703 and earned $5,330,710 foreign source income during the year ended December 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.028 per share as foreign taxes paid and $0.277 per share as income earned from foreign sources for the year ended December 31, 2011. The actual foreign tax credit distribution will be reported to the shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JGV	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-H-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$27,182	$0	$8,143	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$27,023	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$8,143	$0	$0	$8,143
December 31, 2010	$1,905	$0	$0	$1,905

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)          See Portfolio of Investments in Item 1.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Tradewinds Global Investors, LLC (“Tradewinds”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.

Tradewinds has engaged a third party service provider, MSCI Institutional Shareholder Services (“ISS”), to assist with the proxy voting process.  We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when we believe that they are not in the best economic interest of our clients.  If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with ISS recommendations to avoid any conflict of interest.  If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.

Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant’s investments (Tradewinds is also referred to as “Sub-Adviser”).  Tradewinds, as Sub-Adviser, provides discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHY

David B. Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, Executive Managing Director, Portfolio Manager/Analyst

Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.  Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California.  In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	14
Assets ($000s)	$7,340,092,746

(b) Other pooled accts
Non-performance fee accts
Number of accts	21
Assets ($000s)	$6,471,690,651
(c) Other
Non-performance fee accts
Number of accts	7,294
Assets ($000s)	$7,706,219,905
Performance fee accts
Number of accts	7
Assets ($000s)	$778,991,823

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•      With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•      The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation.  A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

Item 8 (a)(4).  OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Iben	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 9, 2012